SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A-2


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 24, 2000



                       NEW YORK REGIONAL RAIL CORPORATION
             (Exact name of Registrant as specified in its charter)



      Delaware                      0-28583                    13-3881577
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)




               4302 First Avenue, Brooklyn, NY, 11232 (Address of
                principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (718) 788-3690


                                       N/A
          (Former name or former address if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

      On February 24, 2000 the Company acquired all of the issued and outstanding shares of OSK Capital I Corp. for 480,000 shares of the Company's common stock stock and $18,000 in cash. At the time of the acquisition, OSK Capital I was not conducting any business. The following presents certain summary financial information concerning OSK Capital I:

                                November 30, 1999

      Total Assets                    $533
      Total Liabilities                 --
      Shareholders' Equity            $533

                                 Period from Inception (February 26,
                                    1999) to November 30, 1999

      Revenues                     $          --
      Expenses                           (63,577)
                                       ----------
      Net Loss                          $(63,577)
                                        =========

Item 7.  Financial Statements, Pro Forma Financial Information

      (a) Financial statements of OSK Capital I Corp.

      (b) Pro forma financial statements .



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2001

                                 NEW YORK REGIONAL RAIL CORPORATION


                                 By:  /s/ Joel Marcus
                                     Joel Marcus, Chief Financial Officer

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Stockholders of OSK Capital I Corp.

We have audited the accompanying balance sheet of OSK Capital I Corp. (a development stage company) as of May 31, 1999, and the related statement of operations, stockholders' equity, and cash flows for the initial period from inception (February 25, 1999) to May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OSK Capital I Corp. as of May 31, 1999, and the results of its operations and cash flows for the initial period then ended in conformity with generally accepted accounting principles.

Denver, Colorado
June 24, 1999

                                             /s/ COMISKEY & COMPANY
                                             ---------------------------
                                             PROFESSIONAL CORPORATION
                                             789 Sherman St., Suite 440
                                             Denver, CO 80203

                               OSK Capital I Corp.
                          (A Development Stage Company)

                                  Balance Sheet
                                  May 31, 1999
    ASSETS

CURRENT ASSETS
    Cash and cash equivalents                             $  3,230
    Stock subscription receivable                               25
                                                          --------

       Total current assets                                  3,255

OTHER ASSETS
    Organizational costs (net)                                 513
                                                         ---------

       TOTAL ASSETS                                       $  3,768
                                                          ========

    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES                                 $            -
                                                      ------------
       Total current liabilities                    $            -
                                                       -----------

STOCKHOLDERS' EQUITY
    Common stock, $0.001 par value; 25,000,000
       shares authorized; 3,204,000 shares issued and
       outstanding                                           3,204
    Common stock subscribed                                     40
       Additional paid-in capital                           60,876

    Deficit accumulated during the development stage       (60,352)
                                                        ----------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $  3,768
                                                         =========








                             See accompanying notes

                               OSK Capital I Corp.
                          (A Development Stage Company)

                             Statement of Operations
                                  May 31, 1999

REVENUES                                     $            --

EXPENSES
    Amortization                                          27
    General and administrative                        60,325
                                                 -----------
       Total expenses                                 60,352

NET LOSS                                             (60,352)

Accumulated deficit                                       --

Balance, beginning of period                              --
                                                 -----------
Balance, end of period                           $   (60,352)
                                                    ========
NET LOSS PER SHARE                                $    (0.02)
                                                    ========
WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING                           3,204,000
                                                    ========











                             See accompanying notes

                               OSK Capital I Corp.
                          (A Development Stage Company)

                        Statement of Stockholder's Equity
                    Period from Inception (February 25, 1999)
                                 To May 31, 1999


                                                         Deficit
                                                       accumulated
                         Common   Stock    Additional  during the     Total
                         Number             paid-in   development  stockholders'
                      of shares  Amount     capital      stage        equity
                      -----------------    ---------  ----------  -------------

Common stock issued for
    cash and services,
    February 1999
    at $0.02 per share  3,175,000  $3,175   $ 60,325   $     --       $63,500

Common stock issued for
    cash, February 1999
    at $0.02 per share     29,000      29        551         --           580

Net loss for the year
    ended May 31, 1999         --      --         --    (60,352)      (60,352)
                        --------- --------   --------  ---------    ---------
Balance, May 31, 1999   3,204,000  $3,204   $ 60,876   $(60,352)      $ 3,728
                         ========   =====     ======      ======       ======











                             See accompanying notes

                               OSK Capital I Corp.
                          (A Development Stage Company)

                             Statement of Cash Flows
                    Period from Inception (February 25, 1999)
                                 To May 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                        $(60,352)

Adjustments to reconcile net loss to net cash used by operating activities:
       Amortization

Stock issued for services                                             27

          Net cash from operating activities                      60,325

CASH FLOWS FROM INVESTING ACTIVITIES
    Increase in organization costs                                  (540)
                                                                --------
Net cash used by investing activities                               (540)

CASH FLOWS FROM FINANCING ACTIVITIES
    Issuance of common stock                                       3,755

Increase in stock subscription receivable                            (25)

Increase in stock subscribed                                          40
                                                                --------
Net cash provided by financing activities                          3,770
                                                                --------
NET INCREASE IN CASH
    AND CASH EQUIVALENTS                                           3,230

CASH AND CASH EQUIVALENTS,
    BEGINNING OF PERIOD

CASH AND CASH EQUIVALENTS,
    END OF PERIOD                                               $  3,230


                             See accompanying notes

                               OSK Capital I Corp.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                  May 31, 1999


1.  Summary of Significant Accounting Policies
     -----------------------------------------

Development Stage Company

OSK Capital I Corp. (a development stage company) (the "Company") was incorporated under the laws of the State of Nevada on February 25, 1999. The initial principal office of the corporation is 502 East Jon Street, Carson City, Nevada 89706.

The Company is a new enterprise in the development stage as defined by Statement No. 7 of the Financial Accounting Standards Board and has not engaged in any business other than organizational efforts. It has no full-time employees and owns no real property. The Company intends to operate as a capital market access corporation by registering with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934. After this, the Company intends to seek to acquire one or more existing businesses which have existing management, through merger or acquisition. Management of the Company will have virtually unlimited discretion in determining the business activities in which the Company might engage.

Accounting Method

The Company records income and expenses on the accrual method.

Fiscal Year

The fiscal year of the corporation shall be established by the board of directors.

Loss per Share

Loss per share was computed using the weighted average number of shares outstanding during the period. Shares issued to insiders in anticipation of a public offering have been accounted for as outstanding since inception.

Organization Costs

Costs to incorporate the Company have been capitalized and will be amortized over a sixty-month period.

                               OSK Capital I Corp.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                  May 31, 1999


Financial Instruments

Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amount.

Statement of Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that effect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

2. Stockholders' Equity
   --------------------------

As of May 31, 1999, 3,206,000 shares of the Company's no par value common stock had been authorized for issuance, of which 3,204,000 were issued and outstanding, with the other 2,000 subscribed but not issued. Of the total shares authorized for issuance, 3,175,000 were issued for cash of $0.001 per share, and services of $0.019 per share, with a total of $60,325 recorded as general and administrative costs in connection with the formation of the Company. The other 31,000 shares were issued for $620, or $0.02 per share.

3. Related Party Transactions
    ---------------------------------

As of the date hereof, Frank L. Kramer and Deborah A. Salerno are the officers and directors of the Company, and are the owners of 2,000,000 shares of its issued and outstanding common stock, constituting approximately 62% of the Company's issued and outstanding common stock. The shares were issued for cash of $0.001 per share and services provided which have been valued at a total of $38,000.

Officers and directors are reimbursed for all out-of-pocket expenses.

                              OSK Capital I, Corp.
                          (A Development Stage Company)

                                  BALANCE SHEET
                                November 30, 1999
                                   (Unaudited)


ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                             $     543
                                                         ---------

     Total current assets                                      543
                                                         ---------

     TOTAL ASSETS                                        $     543
                                                         =========

  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES                                      $       -
                                                         ---------

     Total current liabilities                                  --
                                                         ---------
STOCKHOLDERS' EQUITY
   Common stock, $0.001 par value;
     25,000,000 shares authorized;
     3,206,000 shares issued and
     outstanding                                             3,206
   Additional paid-in capital                               60,914
   Deficit accumulated during the
     development stage                                     (63,577)
                                                         ---------
                                                               543
                                                         ---------
     TOTAL LIABILITIES AND STOCKHOLDERS'
       EQUITY                                            $     543
                                                            ======





    The accompanying notes are an integral part of the financial statements.

                              OSK Capital I, Corp.
                          (A Development Stage Company)

                            STATEMENTS OF OPERATIONS
                                   (Unaudited)




                            For the period
                            from inception                          For the six
                            (February 26,      For the three       months ended
                               1999) to        months ended         November 30,
                           November 30, 1999   November 30, 1999        1999
                          -------------------  -----------------   ------------

REVENUES                      $        --     $        --          $     --

EXPENSES
  Selling, general and
   administrative                  63,577           1,462             2,712
                               ----------     -----------        ----------

      Total expense                63,577           1,462             2,712

NET LOSS                          (63,577)         (1,462)           (2,712)

Accumulated deficit
  Balance, beginning of period         --         (62,115)          (60,865)
                                 --------         --------          --------

  Balance, end of period        $ (63,577)     $  (63,577)     $    (63,577)
                                 ========         ========         ========
NET LOSS PER SHARE          $     (0.02)      $     (NIL)     $       (NIL)
                                 ========       ========           ========

WEIGHTED AVERAGE NUMBER
  OF SHARES OUTSTANDING         3,206,000       3,206,000         3,206,000
                                 ========        ========          ========



    The accompanying notes are an integral part of the financial statements.

                                 OSK Capital I,
                                      Corp.
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)



                                    For the period
                                    from inception
                                     (February 26,             For the six
                                       1999) to                months ended
                                      November 30,             November 30,
                                         1999                      1999
                                    --------------             -------------

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Loss                            $  (63,577)             $  (2,712)
  Adjustments to reconcile net loss
   to net cash used by operating
   activities:
    Stock issued for services             60,325                     --
                                        --------           -------------

  Net cash used by operating activities   (3,252)                (2,712)

CASH FLOWS FROM INVESTING ACTIVITIES          --                     --

CASH FLOWS FROM FINANCING ACTIVITIES

  Issuance of common stock                 3,795                     40
  Decrease in stock subscription
       receivable                             --                     25
  Decrease in stock subscribed                --                    (40)
                                     -----------          --------------

  Net cash provided by financing
    activities                             3,795                     25
                                    ------------            -----------

  Net increase (decrease) in
   cash and cash equivalents                 543                 (2,687)

CASH AND CASH EQUIVALENTS,
  Beginning of period                         --                  3,230
                                    ------------         --------------

CASH AND CASH EQUIVALENTS,
 End of period                      $       543             $       543
                                        ========              =========

    The accompanying notes are an integral part of the financial statements.

                                 OSK Capital I,
                                      Corp.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 1999
                                   (Unaudited)


1.    Management's Representation of Interim Financial Information
      ------------------------------------------------------------

The accompanying financial statements have been prepared by OSK Capital I, Corp. without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted as allowed by such rules and regulations, and management believes that the disclosures are adequate to make the information presented not misleading. These financial statements include all of the adjustments which, in the opinion of management, are necessary to a fair presentation of financial position and results of operations. All such adjustments are of a normal and recurring nature. These financial statements should be read in conjunction with the audited financial statements at May 31, 1999.

                       NEW YORK REGIONAL RAIL CORPORATION

                        Pro Forma Condensed Balance Sheet
                                   (Unaudited)

                                          Historical
                                      New York     OSK
                                      Regional   Capital
                                        Rail     I Corp    Pro Forma  Pro Forma
                                     30-Sep-99  30-Nov-99  Adjustments Combined
     ASSETS
      Current assets
       Cash                               221    $   543     $          $  764
       Accounts receivable, net       621,025
       Other current assets           195,430          0                195,430
                                    ---------      ------     -------   -------

      Total current assets            816,676        543                196,194

      Property, plant and
         equipment - net            3,859,447                         3,859,447

      Goodwill, net of
          amortization                516,052                           516,052

      Other assets                     91,950                            91,950
                                    ---------   ---------     -------  --------

      Total assets                  5,284,125    $   543      $       $4,663,643
                                   ==========  =========    ========= ==========

     LIABILITIES AND STOCKHOLDERS'
     DEFICIT
     LIABILITIES
      Current liabilities
       Current maturities of          389,457    $            $        $ 389,457
         long-term debt
       Convertible promissory notes:
            Related parties         1,278,535                         1,278,535
            Others                    724,540                           724,540
       Other short-term debt:
            Related parties            92,913                            92,913
            Others                    737,448                           737,448
       Accounts payable               876,760                           876,760
       Accrued expenses             1,850,456                         1,850,456
       Payroll taxes payable          481,101                           481,101
                                    ----------  ---------   --------- ----------
      Total current liabilities     6,431,210          0              6,431,210
                                    ----------  ---------   --------- ----------

      Noncurrent liabilities:
          Deferred rent payable        97,000                            97,000
          Long-term debt              621,883                           621,883
                                    ----------                        ----------
      Total noncurrent liabilities    718,883                           718,883
                                    ----------                        ----------

      Total liabilities             7,150,093                         7,150,093
                                   ----------                        ----------

     Minority Interest                140,074                           140,074

     STOCKHOLDERS' DEFICIT
      Series A Convertible Preferred Stock, $.001 par value, 1,000 shares authorized; no shares issued and
        outstanding                        --

                       NEW YORK REGIONAL RAIL CORPORATION

                        Pro Forma Condensed Balance Sheet
                                   (Unaudited)

                                         Historical
                                     New York   OSK
                                     Regional   Capital
                                       Rail     I Corp    Pro Forma   Pro Forma
                                    30-Sep-99  30-Nov-99  Adjustments   Comined

   Series B Convertible Preferred Stock, $.001 par value, 15,000 shares authorized; 12,680 and 180 shares issued and outstanding, respectively
     stated at liquidation value    1,268,000                          1,268,000

      Common stock                     15,327      3,206    (3,206)
                                                                48        15,375
      Additional paid-in capital    7,218,516     60,914   (60,914)    7,218,516
      Accumulated deficit         (10,507,885)   (63,577)   60,577
                                                             3,495  (10,507,390)
                                    ---------    --------- --------  ----------
                                                  $
      Total stockholders'
           deficit                 (2,006,042)       543         0   (2,005,499)
                                    ---------   ---------   ------    ---------

      Total liabilities and
       stockholders' deficit        5,284,125        543              5,284,668
                                   ==========  =========   ======    ==========

                       NEW YORK REGIONAL RAIL CORPORATION

                   Pro Forma Condensed Statement of Operations
                                   (Unaudited)

                              Historical Statements
                              New York OSK Capital
                             Regional      I Corp.
                               Rail For the period
                           Nine months from inception
                               ended    (February 26,     Pro Forma    Pro Forma
                             9/30/99   1999) to 11/30/99  Adjustments  Combined

   Operating Revenues        $3,033,486      $   0                   $3,033,486

   Operating Expenses         2,665,541          0                    2,665,541
                           ------------   ---------       ---------   ---------

   Income from Operations       367,945          0                      367,945
                           ------------   ---------       ---------    ---------

   Administrative Expenses    1,124,782     63,577                    1,188,359
                           ------------   ---------       ---------   ---------

   Loss before other
     expenses and minority
     interest                  (756,837)   (63,577)                    (820,414)


   Other expenses:
   Interest Expense          (1,555,288)         0                   (1,555,288)

   Loss before minority
   interest                  (2,312,125)         0                   (2,312,125)
                            ------------   ---------       ---------  ---------

   Minority interest in
   income of subsidiary         (80,629)         0                      (80,629
                              ---------   ---------         --------    -------

   Net loss applicable to
   common stock             $(2,392,754)  $(63,577)                 $(2,456,331)
                           ============   =========        =======   ===========


Note 1 The unaudited pro forma financial statements give effect to the transactions described in Item 2 of this report. The pro forma combined statements of operations have been presented as though the transaction occurred on February 26, 1999.

Note 2. A Pro Forma Statement of Operations for the year ending December 31, 1998 is not provided since OSK Capital I Corp was not incorporated until February 26, 1999.